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                                                        Rule 497(c)
                                                        Registration No. 33-8982

                                    [LOGO]
                              The Victory Funds









                                  PROSPECTUS
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                 THE VICTORY OHIO MUNICIPAL MONEY MARKET FUND
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                          J A N U A R Y  1 ,  1 9 9 6
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The
VICTORY
Portfolios
Ohio Municipal Money Market Fund
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PROSPECTUS               For current yield, purchase and redemption information,
January 1, 1996                                call 800-539-FUND or 800-539-3863
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THE VICTORY PORTFOLIOS is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond and domestic and international equity portfolios. This Prospectus relates to the OHIO MUNICIPAL MONEY MARKET FUND (the "Fund"), a non-diversified Fund. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's Administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. (Federal regular income tax does not include the federal alternative minimum tax for individuals and corporations.) The Fund pursues this investment objective by investing primarily in a portfolio of short-term Ohio municipal securities. Shares of the Fund are offered at net asset value.

Please read this Prospectus before investing. It is designed to provide the investor with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated January 1, 1996) for the Fund and an audited report for the Fund's fiscal period ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling 800-539-3863.

SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE
PRICE.

SHARES OF THE FUND ARE:

- NOT INSURED BY THE FDIC;

- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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
                                    TABLE OF CONTENTS                                       PAGE
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
Fund Expenses............................................................................     2
Financial Highlights.....................................................................     3
Investment Objective.....................................................................     4
Investment Policies and Risk Factors.....................................................     4
Additional Information Regarding Securities in Which the Fund May Invest.................     5
Investment Risks.........................................................................     7
Limiting Investment Risks................................................................     8
How to Invest, Exchange and Redeem.......................................................     9
Dividends, Distributions and Taxes.......................................................    13
Performance..............................................................................    15
Fund Organization and Fees...............................................................    16
Additional Information...................................................................    19

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                                 FUND EXPENSES
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The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. Of course, you should consider this expense information along with other important information in this Prospectus, such as the Fund's investment objective.

A. SHAREHOLDER TRANSACTION EXPENSE

        Maximum Sales Charge Imposed on Purchases (as a percentage of the
          offering price)......................................................    None
        Sales Charge Imposed on Reinvested Dividends...........................    None
        Deferred Sales Load (as a percentage of original purchase price or
          redemption proceeds, as applicable)..................................    None
        Redemption Fees (as a percentage of amount redeemed, if applicable)....    None
        Exchange Fee...........................................................    None

B. ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average net assets)

        Management Fee(1)......................................................    .20%
        Administration Fee.....................................................    .15%
        Other Expenses(2)......................................................    .30%
                                                                                   ----
        Total Fund Operating Expenses(3).......................................    .65%

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(1) The investment management fee has been reduced to reflect the voluntary waiver of a portion of the fee by Key Advisers. The Adviser has agreed to waive a portion of its management fee, to the extent necessary, to maintain the operating expense ratio of the Fund at .65% until at least August 31, 1996. The maximum management fee absent waiver is .50%.

(2) Includes a maximum .25% shareholder servicing fee payable to certain financial institutions. See "Fund Organization and Fees -- Shareholder Servicing."

(3) Without the voluntary waiver, the total operating expense ratio of the Fund would be .95%.

C. EXAMPLE: You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                  ----------   ----------   ----------   ----------
        Ohio Municipal MMF.....................       7            21           36           81

THE PURPOSE OF THE TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WOULD BEAR EITHER DIRECTLY OR INDIRECTLY. SEE "FUND ORGANIZATION AND FEES" FOR A MORE COMPLETE DISCUSSION OF ANNUAL OPERATING EXPENSES OF THE FUND. THE FOREGOING EXAMPLE IS BASED UPON EXPENSES FOR THE PERIOD ENDED OCTOBER 31, 1995 AND EXPENSES THAT THE FUND IS EXPECTED TO INCUR DURING THE CURRENT FISCAL YEAR. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL OR EXPECTED FUND PERFORMANCE OR EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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                              FINANCIAL HIGHLIGHTS
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The following information for the two month period ended October 31, 1995 and the year ended August 31, 1995 represent selected data for a single share outstanding of the Fund and has been audited by Coopers & Lybrand, L.L.P., independent accountants to the Fund. The information for the year ended August 31, 1994 represents selected data for a single share outstanding of The Victory
Funds: Ohio Municipal Money Market Portfolio (the "Predecessor Fund") and has been audited by KPMG Peat Marwick LLP, independent accountants for the Predecessor Fund. All other information represents selected data for a single share outstanding of A.T. Ohio Municipal Money Fund, the predecessor to The Victory Funds: Ohio Municipal Money Market Portfolio, throughout each of the periods shown. Such information has been audited by Ernst & Young LLP, independent accountants for the A. T. Ohio Municipal Money Market Fund for the fiscal years indicated in the table below. The Financial Statements and independent accountants' reports as of October 31, 1995 are incorporated by reference in this Prospectus and the Statement of Additional Information.

                  THE VICTORY OHIO MUNICIPAL MONEY MARKET FUND

SELECTED PER SHARE DATA

                                          TWO                                   YEARS ENDED AUGUST 31,
                                     MONTHS ENDED         -------------------------------------------------------------------
                                  OCTOBER 31, 1995(G)           1995(B)                 1994(C)               1993(A)(C)
                                  -------------------     -------------------     -------------------     -------------------
Net asset value, beginning of
  period..........................      $    1.00              $         1.00          $         1.00          $         1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............          0.006                       0.033                   0.021                   0.021
LESS DISTRIBUTIONS:
Dividends to shareholders from net
  investment income...............         (0.006)                     (0.033)                 (0.021)                 (0.021)
                                        --------                     --------                --------                --------
Net asset value, end of period....      $    1.00              $         1.00          $         1.00          $         1.00
                                        =========                    ========                ========                ========
TOTAL RETURN......................           0.55%(d)                   %3.33                   %2.10                   %2.14
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)...........................      $ 510,414              $      502,453          $      318,132          $      262,681
Ratio of expenses to average net
  assets..........................           0.64%(e)(f)                %0.63(f)                %0.65(f)                %0.65(f)
Ratio of net interest income to
  average net assets..............           3.31%(e)(f)                %3.33(f)                %2.08(f)                %2.12(f)


                                        1992(A)(C)              1991(A)(C)                1990(C)                 1989(C)
                                    -------------------     -------------------     -------------------     -------------------
Net asset value, beginning of
  period..........................       $         1.00          $         1.00          $         1.00          $         1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............                0.031                   0.046                   0.053                   0.056
LESS DISTRIBUTIONS:
Dividends to shareholders from net
  investment income...............               (0.031)                 (0.046)                 (0.053)                 (0.056)
                                               --------                --------                --------                --------
Net asset value, end of period....       $         1.00          $         1.00          $         1.00          $         1.00
                                               ========                ========                ========                ========
TOTAL RETURN......................                %3.18                   %4.67                   %5.50                   %5.76
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)...........................       $      252,705          $      253,177          $      297,845          $      278,337
Ratio of expenses to average net
  assets..........................                %0.65(f)                %0.64(f)                %0.65                   %0.65
Ratio of net interest income to
  average net assets..............                %3.13(f)                %4.59(f)                %5.36                   %5.60


                                          1988(C)                 1987(C)                 1986(C)
                                    -------------------     -------------------     -------------------
Net asset value, beginning of
  period..........................       $         1.00          $         1.00          $         1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............                0.044                   0.036                   0.045
LESS DISTRIBUTIONS:
Dividends to shareholders from net
  investment income...............               (0.044)                 (0.036)                 (0.045)
                                               --------                --------                --------
Net asset value, end of period....       $         1.00          $         1.00          $         1.00
                                               ========                ========                ========
TOTAL RETURN......................                %4.50                   %3.75                   %4.60
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)...........................       $      257,002          $      223,677          $      160,061
Ratio of expenses to average net
  assets..........................                %0.63(f)                %0.62                   %0.63(f)
Ratio of net interest income to
  average net assets..............                %4.41(f)                %3.71                   %4.30(f)

---------------

(a)Effective February 27, 1991, Ameritrust Company National Association became investment adviser to the Predecessor Fund. Effective March 16, 1992, the Predecessor Fund's investment adviser was acquired by Society Corporation. Effective July 13, 1992, the adviser was merged into Society National Bank, another wholly-owned subsidiary of Society Corporation. Effective February 3, 1993, Society Asset Management, Inc., a wholly-owned subsidiary of Society National Bank, was named investment adviser to the Predecessor Fund.
(b)Effective June 5, 1995, the Predecessor Fund merged into the Fund.
(c)Audited by other auditors (as indicated above).
(d)Not annualized.
(e)Annualized.
(f)For the two month period ended October 31, 1995 and fiscal years ended August 31, 1995, 1994, 1993, 1992, 1991, 1988 and 1986, the former investment advisers waived all or a portion of their fees and the administrator and former administrator waived all or a portion of their fees and/or voluntarily reimbursed certain other operating expenses of the Fund and the predecessor funds. Had the investment advisers and administrators not undertaken such action, the ratios of expenses and net investment income to average net assets would have been 0.92% and 3.03% (annualized), 0.94% and 3.02%, 0.76% and 1.97%, 0.72% and 2.05%, 0.68% and 3.10%, 0.66% and 4.57%, 0.66% and
   4.38%, 0.73% and 4.21%, respectively, on an annualized basis.
(g)Effective January 1, 1996, KeyCorp Mutual Fund Advisers, Inc., a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., became investment adviser and Society Asset Management, Inc. became sub-adviser to the Fund. The Fund's fiscal year was changed to the period ended October 31 of each year.

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                              INVESTMENT OBJECTIVE
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The investment objective of the Fund is to seek to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. This is a fundamental objective which cannot be changed without approval of the Fund's shareholders.

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                      INVESTMENT POLICIES AND RISK FACTORS
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Key Advisers and the Sub-Adviser intend to achieve the Fund's objective by primarily investing in a portfolio of short-term Ohio Municipal Securities, as defined below. As a matter of fundamental policy, under normal market conditions, the Fund invests so that at least 80% of its annual interest income is exempt from federal regular income tax and Ohio state income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Most Ohio municipalities do not subject dividend and interest income to local income tax. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. Income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than Ohio.

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund will invest primarily in Ohio municipal securities with remaining maturities of 397 days or less at the time of purchase by the Fund. The average maturity of these securities, computed on a dollar weighted basis, will be 90 days or less. Ohio municipal securities which, under normal market conditions, will comprise at least 65% of the Fund's assets, are debt obligations issued by or on behalf of the State of Ohio, its political subdivisions, or agencies; debt obligations of any state, territory or possession of the United States, including the District of Columbia; and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the personal income tax imposed by the State of Ohio ("Municipal Securities"). The Fund may invest, without limit, in securities the income from which is subject to federal alternative minimum tax. Municipal Securities consist of:

- tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;

- bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;

- municipal commercial paper and other short-term notes;

- variable rate demand notes;

- municipal bonds (including bonds having serial maturities and pre-refunded bonds); and

- participation interests in any of the foregoing obligations.

RATINGS. The Municipal Securities in which the Fund invests must be rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization ("NRSRO") or be of comparable quality to securities having such ratings. A NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Corporation ("S&P"), MIG1 or MIG2 by Moody's Investors Service, Inc. ("Moody's"), or FIN-1+, FIN-1, or FIN-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such a security must be rated by two NRSROs in one of these categories. See "Limiting Investment Risks -- Regulatory Compliance."

- CREDIT ENHANCEMENT. The acceptable investments of the Fund may have a credit enhancement provided by a guaranty, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of securities so enhanced based upon the financial condition and ratings of the party providing the credit enhancement (the "credit

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

enhancer"), rather than the issuer. However, such securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

The Fund may have more than 25% of its total assets invested in securities which are subject to credit enhancements provided by domestic banks.

- TEMPORARY INVESTMENTS. The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and Ohio state income taxes. However, from time to time, when the Adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in temporary investments with remaining maturities of 397 days or less at the time of purchase by the Fund or hold Fund assets in cash. Interest income from such temporary investments may be taxable to shareholders as ordinary income. These temporary investments consist of obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Ohio Municipal Securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by NRSROs. See "Ratings" above.

Although the Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal regular or Ohio income taxes.

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                  ADDITIONAL INFORMATION REGARDING SECURITIES
                          IN WHICH THE FUND MAY INVEST
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The following paragraphs provide a brief description of some of the securities in which the Fund may invest, the transactions it may make and strategies it may adopt. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

- WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund does not intend to invest in forward commitments for speculative purposes; however, the Fund may purchase and sell Municipal Securities on a "when-issued" and "delayed delivery" basis. These are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future date. If completed, the transaction will generally settle within 60 days. Purchases of Municipal Securities on a "when-issued" or "delayed delivery" basis are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was initiated. Although the Fund will generally purchase Municipal Securities on a "when-issued" basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain cash or high-grade readily marketable debt securities sufficient to pay for such purchase commitments. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of leverage. In "when-issued" and "delayed delivery" transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a "when-issued" or "delayed delivery" basis generally do not earn interest until their scheduled settlement date.

- VARIABLE RATE DEMAND NOTES. The Fund may purchase variable rate demand notes ("VRDNs"), which are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right of the Fund to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements.

The Fund may acquire an underlying debt instrument for a relatively short period (usually not more than one business day) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price. In the event the seller defaults on this agreement to repurchase the instrument, the Fund may suffer a loss because of a decline in the value of the underlying debt instrument.

- REPURCHASE AGREEMENTS. A repurchase agreement is a purchase of and simultaneous commitment to resell at an agreed upon price and date (which is usually not more than seven days from the date of purchase). The Fund will enter into repurchase agreements only with domestic banks or recognized dealers, with respect to any of the above-mentioned securities. To limit risk, repurchase agreements maturing in more than seven days and other illiquid assets will not exceed 10% of the net assets of the Fund. The Fund requires daily valuation of the underlying debt instrument for any repurchase agreement maturing in more than one business day and requires that the market value of the collateral be maintained at a minimum of 100% of the transaction value. The Fund maintains constructive possession of the securities through a safekeeping arrangement with third parties who qualify as custodians under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase Agreements are considered by the staff of the Commission to be loans by the Fund.

- REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement is a transaction where the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. The Fund can invest the cash it receives or use it to meet redemption requests. If the Fund reinvests the cash at a rate higher than the rate reflected by the terms of the agreement, it may earn additional income. At the same time, the Fund is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements.

At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted.

- PARTICIPATION INTERESTS. The Fund may purchase interests in Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies and consequently will deem the participation interest to be issued by such entity. These interests may take the form of participation interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

- DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

- RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. Under criteria established by the Board of Trustees, certain restricted securities are considered liquid. To the extent that restricted securities are not found to be liquid, the Portfolio will limit their purchase, together with other securities considered to be illiquid to 10% of its net assets.

- OHIO MUNICIPAL SECURITIES. Ohio Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Ohio Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or to construct and equip facilities for privately or publicly owned businesses. The availability of this financing encourages these businesses to locate within the sponsoring communities and State and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

The Fund may invest in serial municipal bonds and pre-refunded municipal bonds. Serial municipal bonds mature in stages (usually annually) in order to maintain acceptable levels of debt payments by the issuer and often are non-callable, which means that the issuer cannot force the holder to redeem the bonds if interest rates fall (among other circumstances). The principal and interest on pre-refunded municipal bonds are no longer paid from the original revenue source for such securities. Instead, the source of the payments typically is an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal bond.

Yields on Ohio Municipal Securities depend on a variety of factors, including the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue.

- INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. To the extent required by the laws of any state in which shares of a fund of the Victory Portfolios are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers. The Fund will invest only in the securities of other money market funds which have similar investment policies and objectives and which invest only in securities of equal or higher short-term ratings.

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                                INVESTMENT RISKS
--------------------------------------------------------------------------------

- OHIO MUNICIPAL SECURITIES. Any adverse economic conditions or developments affecting the State of Ohio or its municipalities could impact the Fund. While diversifying more into the service and non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. The unemployment rate and its effects vary among geographic areas of the State.

Generally, the creditworthiness of Ohio Municipal Securities of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 46% in recent years) of their operating monies from State subsidies, but are dependent on local property taxes, and in 107 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that of other states, is pending questioning the constitutionality of Ohio's system of school funding. A trial court recently concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has appealed. Ohio municipalities rely primarily on property and municipal income taxes for their operations. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults.

The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Ohio Municipal Securities and demand features, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. Investing in Ohio Municipal Securities which meet the Fund's quality standards may not be possible if the State of Ohio and its municipalities do not maintain their current credit ratings. In addition, certain Ohio constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could result in adverse consequences affecting Ohio Municipal Securities.

- NON-DIVERSIFICATION. The Fund is non-diversified, thus, there is no limit on the percentage of assets that may be invested in any single issuer. However, the Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund. Any economic, political, or regulatory developments affecting the value of the securities in the Fund could have a greater impact on the total value of the Fund than would be the case if the Fund was required to be diversified among more issuers.

SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR AN EXPANDED DISCUSSION OF THE RISK CONSIDERATIONS FOR THE FUND.

--------------------------------------------------------------------------------

                           LIMITING INVESTMENT RISKS
--------------------------------------------------------------------------------

The Fund is subject to certain investment restrictions described below and in more detail in the Statement of Additional Information, which have been adopted by the Victory Portfolios on behalf of the Fund as fundamental policies. These fundamental policies cannot be changed without the approval of a majority of the outstanding shares of the Fund.

The Fund will not:

- invest its assets so that less than 80% of its annual interest income is exempt from federal regular income tax and Ohio income tax; or

- issue any senior security (as defined in the 1940 Act) except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to certain restrictions the Fund may borrow money as authorized by the 1940 Act.

With respect to the latter limitation, the Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these limitations become effective.

The Fund will not:

- pledge assets, except it may pledge assets having a market value not exceeding 10% of the value of its total assets to secure borrowings;

- invest more than 5% of its total assets in securities of issuers (or in the alternative, guarantors, where applicable) that have records of less than three years of continuous operations; or

- with respect to securities representing 75% of its assets, invest more than 10% of its assets in the securities of any one issuer (except under certain circumstances described in the Statement of Additional Information); or

- invest more than 10% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

These limitations and the policies discussed in this Prospectus are considered and applied by Key Advisers and the Sub-Adviser at the time of purchase; the sale of securities is not required in the event of a subsequent change in circumstances.

CONCENTRATION OF INVESTMENTS

The Fund may invest 25% or more of its assets in industrial development bonds.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in this Prospectus and its Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of any regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Key Advisers and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

Key Advisers' and the Sub-Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, Key Advisers and the Sub-Adviser may, in their discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by them to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to Key Advisers and the Sub-Adviser with respect to clients other than the Fund. Similarly, any research services received by Key Advisers and the Sub-Adviser through placement of portfolio transactions of other clients may be of value to them in fulfilling their obligations to the Fund.

--------------------------------------------------------------------------------

                       HOW TO INVEST, EXCHANGE AND REDEEM
--------------------------------------------------------------------------------

HOW TO INVEST

Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with the Fund or the Distributor. The minimum investment is $500 for the initial purchase and $25 thereafter. Shares are also available to clients of bank trust departments who have qualified trust accounts. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

- INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. Shares are offered continuously to investors who engage an Investment Professional for investment advice and may be purchased at an offering price equal to the NAV (as defined below under "Share Price") next determined after the Transfer Agent receives an investor's purchase order. If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Call your Investment Professional for information in establishing an account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. If you are purchasing shares of the Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this

Prospectus. Certain features of the Fund may be modified by the Investment Professional in these programs and charges may be imposed for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section. Contact your Investment Professional for information on these services.

- INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by your bank trust department, including affiliates of Key Advisers or the Sub-Adviser, in the management of its accounts are not duplicative of any of the services for which Key Advisers is compensated for advising the Fund. The charges paid by clients of your bank trust department, or its affiliates, should be considered in calculating the net yield and return on investments in the Fund, although such charges do not affect the Fund's dividends and distributions.

INVESTING DIRECTLY

BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum required investment amount to: The Victory Ohio Municipal Money Market Fund, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741. Subsequent purchases may be made in the same manner.

BY WIRE. Call the Transfer Agent at 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL TO NOTIFY THE TRANSFER AGENT BEFORE WIRING FUNDS. If you call the Transfer Agent before 12:00 p.m., Eastern time, and your wire is received that day, you will earn that day's dividend. If you call the Transfer Agent after 12:00 p.m. but before 4:00 p.m. Eastern time, your purchase will be processed at the closing NAV (generally 4:00 p.m.) and you will begin to earn dividends on the first business day following receipt of your wire.

Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:
                                Boston Safe Deposit & Trust Co.
                                ABA 011001234
                                Credit PFSC DDA 16-918-8
                                The Victory Portfolios: Ohio Municipal Money
                                Market Fund

You must include your account number, your name(s), tax identification number(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase may be canceled and you could be liable for any losses or fees incurred. Payment is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "How to Redeem -- By Telephone" for more information about telephone transactions.

THE SYSTEMATIC INVESTMENT PLAN

You can make regular investments in the Fund and all other funds of the Victory Group with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. A bank draft form must be completed for this option. Your bank checking account will be debited on the date indicated on your Account Application. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

HOW TO EXCHANGE

An exchange is the redemption of shares of one fund and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other funds registered in your state. Shares of the Fund may be exchanged for shares of another fund of the Victory Group. Exchanges into a fund with a sales charge from the Fund will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge. In that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange.

You may execute exchange transactions by calling either your Investment Professional, your bank trust department or the Transfer Agent at 800-539-3863 prior to the valuation time on any Business Day, as defined below. When making an exchange or opening an account in another portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open an account through exchange, the applicable minimum initial investment must be met. It is the Fund's policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation of the transaction. All calls will be recorded for your protection. See "How to Redeem -- By Telephone" for more information about telephone transactions.

Each exchange may produce a gain or loss for tax purposes. The exchange privilege is an important benefit. However, in order to protect the Fund's performance and its shareholders, the Victory Portfolios discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in the Victory Portfolios' opinion, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Fund receives or anticipates individual or simultaneous orders affecting significant portions of the Fund's assets. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Fund reserves the right to modify or withdraw the exchange privilege, and to suspend the offering of its shares upon 60 days written notice to shareholders. The exchange privilege is only available in states where the exchange can legally be made.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. You may redeem shares in several ways:

BY MAIL.  Send a written request to:     The Victory Portfolios: Ohio Municipal
                                         Money Market Fund
                               P.O. Box 9741
                               Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or, if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud.

BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before 12:00 p.m. Eastern time, proceeds of the redemption for the Fund will be wired as federal funds on the same Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, at
P. O. Box 9741, Providence, RI 02940-9741.

BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation or statements immediately after you receive them. See "How to Invest, Exchange and Redeem -- How to Exchange" for additional information with respect to losses resulting from unauthorized telephone transactions.

CHECK WRITING. Check writing service is available to shareholders of the Fund, whereby a shareholder may write checks on his or her Fund account for $100 or more. Shareholders must comply with minimum balance requirements in order to maintain check writing privileges. A shareholder will receive a supply of checks once a signature card is received by the Fund. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of an account, a shareholder may not use a check to close an account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request, if the check cannot be honored because of insufficient funds (or other valid reasons), or in accordance with any schedule of fees set forth in the account application. Shareholders should call the Transfer Agent at 800-539-3863 to inquire as to the availability of the check writing service and to receive a check writing signature card.

THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account in any portfolio of the Victory Group with the Systematic Withdrawal Plan by completing the appropriate section of the account application. If you own shares in a portfolio worth $5,000 or more, you can have checks sent from your account directly to you, to a person named by you, or to your bank checking account on a monthly, quarterly, semi-annual or annual basis. The required minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your bank checking account is jointly owned, be sure that all owners sign the application. You may obtain information about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed dividend distributions paid on your Fund shares, your Fund account may eventually become exhausted.

Your account will be debited on the date you indicate on your account application. Shares will be redeemed at the NAV as determined on the debit date indicated on your account application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed. The Fund will not, however, exercise this mandatory redemption practice with regard to shares obtained through the reorganizations of the A.T. Ohio Municipal Money Fund and/or the Predecessor Fund.

SHARE PRICE. The term "net asset value per share" or "NAV" means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The Fund is open for business each Business Day. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. The NAV of the Fund is calculated twice daily, at 12:00 p.m. Eastern time, and at the close of the Fund's Business Day, which coincides with the close of normal trading of the NYSE (generally 4:00 p.m. Eastern time).

The Fund's securities are valued on the basis of amortized cost. This means valuation assumes a steady rate of reduction of any difference between the price paid and the par or principal amount payable upon maturity between the date of purchase and maturity instead of giving effect to changes in actual market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.

DISTRIBUTION OPTIONS

When you fill out your account application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the dividend payment date. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at net asset value. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affects the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

FEDERAL TAXES

The Fund intends to qualify each year and elect to be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). If the Fund is treated as a "regulated investment company" and all its taxable income is distributed to its shareholders in accordance with the timing requirements imposed by the IRS Code (which the Fund intends to do), it will not be subject to federal income tax on any of its income. Further, as a regulated investment company, federally tax-exempt interest earned by the Fund retains its tax-exempt character when distributed to you as "exempt-interest dividends." The Fund's dividends derived from any taxable investment income and the excess, if any, of net short-term capital gains over long-term capital losses are taxable as ordinary income and are treated as dividends for federal income tax purposes, but do not qualify for the dividends received deduction. Distributions from a Fund's net long-term capital gains over its net short-term capital losses, that are designated as capital gain dividends are taxable to the shareholders as long-term capital gains regardless of the length of time the shareholder held the shares. The Fund's distributions are taxable when they are paid, whether taken in cash or reinvested in additional Fund shares, except that distributions declared in October, November or December and paid in January are treated as if paid and received on December 31. The Fund sends a tax statement by January 31 showing the tax status of distributions paid in the past year.

Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of social security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain Municipal Securities may be treated as a tax preference item for both individual and corporate shareholders potentially subject to an alternative minimum tax ("AMT"), and all exempt-interest dividends will be included in computing a corporate shareholder's adjusted current earnings, upon which a separate corporate preference item is based which may be subject to AMT and to the environmental supertax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be

"substantial users" (or persons related to "substantial users") of facilities financed by Municipal Securities should consult with their own tax advisers before purchasing shares of the Fund.

REDEMPTIONS OR EXCHANGES

Investors may realize a gain or loss for federal tax purposes when redeeming (selling) or exchanging shares of the Fund, although no gain or loss would normally be expected in the case of the Fund if its NAV per share does not deviate from $1.00. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

For most types of accounts, the Fund will report the proceeds of your redemptions to you annually. However, because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements for use in determining your tax.

STATE OF OHIO INCOME TAXES

Provided that the Fund continues to qualify as a regulated investment company under the IRS Code, and that at all times at least 50% of the value of its total assets consists of obligations issued by or on behalf of the State of Ohio, its political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions, (a) dividends paid by the Fund that are properly attributable to interest on Ohio Obligations or on obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam will be exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and will be excluded from net income for purposes of the Ohio corporation franchise tax, and (b) distributions of "capital gain dividends," as defined in the IRS Code, that are properly attributable to the Fund's sale or other disposition of Ohio Obligations will be exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and will be excluded from net income for purposes of the Ohio corporation franchise tax. However, other distributions from the Fund will generally not be exempt from Ohio personal income tax, municipal tax (where applicable to intangible income) on school district income taxes in Ohio, and shares of the Fund will not be excluded from net worth for purposes of the Ohio corporation franchise tax.

OTHER STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from regular state income taxes in states other than Ohio or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss all tax consequences affecting shareholders based on their particular circumstances. A prospective investor should also review the more detailed discussion of tax considerations in the Statement of Additional Information, and should consult his tax adviser to determine whether an investment in the Fund is suitable to his particular tax situation.

When an investor signs his Account Application, he will be asked to certify that the social security or other taxpayer identification number provided is the correct number and that he is not subject to 31% backup withholding for failing to report interest or dividend income to the IRS. If an investor violates IRS regulations, the IRS can require the Fund to withhold 31% of his taxable distributions and the proceeds of redemptions and exchanges.

--------------------------------------------------------------------------------

                                  PERFORMANCE
--------------------------------------------------------------------------------

The Fund's performance may be quoted in advertising in terms of yield or effective yield. Yields refer to the income generated by an investment in the Fund over a period of time (seven days for a money market fund), expressed as an annual percentage rate based on its share price. An effective yield is calculated similarly but assumes that Fund share dividends declared are reinvested. (The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.) Yield is calculated according to accounting methods that are standardized for all money market funds.

The performance of the Fund may also be quoted in advertising in terms of total return. Both types of performance are based on historical results and are not intended to indicate future performance. Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assumes that all dividend distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns eliminate variations in a Fund's performance, investors should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the cumulative and average annual total returns of a Fund may be separated into income results and capital gain or loss. The total return of the Fund may be quoted on a before or after tax basis. Investing in a mutual fund involves risks, including the possible loss of principal.

The Fund may also quote taxable equivalent yields, which show the taxable yields an investor would have to earn, before taxes, to equal the Fund's tax-free yields. A taxable equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus the sum of the federal and Ohio State and municipal tax rates, which may take into account the deductibility of Ohio State and municipal taxes on an investor's federal income tax return. If only a portion of a Fund's income is tax-exempt, only that portion is adjusted in the calculation.

--------------------------------------------------------------------------------

                           FUND ORGANIZATION AND FEES
--------------------------------------------------------------------------------

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight portfolios, four of which are inactive. On or about February 29, 1996, the Victory Portfolios will convert from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios has been operating continuously since 1986 when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

REORGANIZATION WITH PREDECESSOR FUND

The Predecessor Fund was a portfolio of The Victory Funds. Effective June 5, 1995, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecessor Fund, who then became shareholders of the Fund (the "Reorganization"). The Predecessor Fund ceased operations. The Fund had no assets and did not begin operations until the Reorganization occurred.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of the Fund instruments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is an indirect wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

Under an investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the investment advisory agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of one half of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers has agreed to waive its advisory fee with respect to the Fund to the extent necessary to maintain the operating expense ratio of the Fund at .65% until at least August 31, 1996. Prior to January 1, 1996, the Sub-Adviser served as investment adviser to the Fund. For the two month period ended October 31, 1995, Society earned an investment advisory fee of .22% of average daily net assets after voluntary waivers and reimbursements of .28% of average daily net assets. For the year ended August 31, 1995, Society earned an investment advisory fee of
 .20% of average daily net assets after voluntary waivers and reimbursements of .30% of average daily net assets.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The sub-advisory agreement provides that the Sub-Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment sub-adviser to the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Sub-Adviser. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of the average daily net assets in excess of $50 million.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the investment advisory agreement with the Fund and investment sub-advisory agreement with the Sub-Adviser without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent Key Advisers and the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord Holding Corporation is the Administrator for the Fund. Victory Broker-Dealer Services, Inc. is the Fund's principal underwriter and Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operations. For expenses incurred and services provided pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund to increase the net income available for distribution as dividends.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

For the two month period ended October 31, 1995 and the year ended August 31, 1995, the Administrator earned .15% of the Fund's average daily net assets. For the year ended August 31, 1995, the Administrator voluntarily waived a portion of its fee equal to .0013% of average daily net assets.

PLAN OF DISTRIBUTION

The Victory Portfolios has adopted a Distribution and Service Plan (the "Plan") for the Fund under Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that Key Advisers, the Administrator and any sub-adviser may use fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of Fund shares. The Plan also provides that Key Advisers, the Administrator and any sub-adviser may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of Fund shares. See "Effect of Banking Laws" with respect to certain prohibitions under the Glass-Steagall Act.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and may receive fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.

SHAREHOLDER SERVICING

Shareholder services are provided to the Victory Portfolios pursuant to agreements between the Victory Portfolios and various shareholder servicing agents, including Key Trust Company of Ohio, N.A., its affiliates, and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquiries, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For expenses incurred and services provided as Shareholder Servicing Agent pursuant to its respective Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends. For the two month period ended October 31, 1995 and the year ended August 31, 1995, Shareholder Servicing Agents earned $130,040 and $567,378, respectively.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares or classes of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of Key Advisers or the Sub-Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have adopted a Code of Ethics (the "Code") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser; and the Board of Trustees reviews such reports annually (including information on any substantial violations of the Code). Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.

MASSACHUSETTS LAW

The Victory Portfolios is currently organized as a Massachusetts business trust. Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Victory Portfolios. To protect its shareholders, the Victory Portfolios has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Victory Portfolios. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Fund or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

DELAWARE LAW

On or about February 29, 1996, the Victory Portfolios will convert to a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. The Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Delaware successor to the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Delaware successor to the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Delaware successor to the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Delaware successor to the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants, describing the investment operations of the Fund. Each of these reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Annual Reports and Semi-Annual Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE VICTORY PORTFOLIOS                                        3435 STELZER ROAD
OHIO MUNICIPAL MONEY MARKET FUND                           COLUMBUS, OHIO 43219
STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus, dated January 1, 1996 (the "Prospectus"). The Financial Statements and Independent Accountants' Report as of October 31, 1995 of the Fund are incorporated by reference in this Statement of Additional Information. Please retain this document for future reference. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9711 or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES                             2              INVESTMENT ADVISER
PORTFOLIO TRANSACTIONS                                        9              KeyCorp Mutual Fund Advisers, Inc.
DETERMINING NET ASSET VALUE                                  10
PERFORMANCE COMPARISONS                                      12              SUB-ADVISER
ADDITIONAL PURCHASE,  EXCHANGE AND                                           Society Asset Management, Inc.
  REDEMPTION INFORMATION                                     14
DIVIDENDS AND DISTRIBUTIONS                                  15              ADMINISTRATOR
TAXES                                                        15              Concord Holding Corporation
TRUSTEES AND OFFICERS                                        19
ADVISORY AND OTHER CONTRACTS                                 24              DISTRIBUTOR
FINANCIAL STATEMENTS                                         31              Victory Broker-Dealer Services, Inc.
ADDITIONAL INFORMATION                                       31
APPENDIX                                                     35              TRANSFER AGENT
DESCRIPTION OF SECURITY RATINGS                              35              Primary Funds Service Corporation

                                                                             CUSTODIAN
                                                                             Key Trust Company of Ohio N.A.
















                                January 1, 1996

                     STATEMENT OF ADDITIONAL INFORMATION

        The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Ohio Municipal Money Market Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                      INVESTMENT OBJECTIVE AND POLICIES

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

The Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund. However, except where noted below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

The Fund's investment objective is to provide current income exempt from federal regular income tax and personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in Ohio municipal securities with remaining maturities of 397 days or less at the time of purchase by the Fund. The average maturity of these securities, computed on a dollar weighted basis, will be 90 days or less. Ohio municipal securities are debt obligations issued by or on behalf of the State of Ohio, its political subdivisions, or agencies,
debt obligations of any state, territory or     possession of the United
States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the personal income tax imposed by the State of Ohio ("Municipal Securities").

CHARACTERISTICS

When determining whether a Municipal Security presents minimal credit risks, the Adviser considers the creditworthiness of the issuer of an Ohio Municipal Security. The holder of a demand feature has the unconditional right to demand payment on the security from the guarantor of payment.

The Fund is not required to sell an Ohio Municipal Security if the security's rating is reduced below the required minimum subsequent to the Fund's purchase of the security. The Adviser considers this event, however, in its determination of whether the Fund should continue to hold the security. If ratings made by Moody's Investors Services, Inc., Standard & Poor's Corporation, Fitch Investor Service, Inc. or other Nationally Recognized Statistical Rating Organization ("NRSRO") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's Prospectus.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Normally, liquid assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled. The Fund may engage in these transactions to an extent that would cause the segregation of an amount up to 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.
The Fund will only enter into   repurchase agreements with domestic banks and
other recognized financial institutions such as broker/dealers which are deemed to be creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines established by the Trustees. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a Fund instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the Fund instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling Fund instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling Fund instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

FUTURE DEVELOPMENTS

As discussed in the Prospectus, the Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Prospectus and Statement of Additional Information. Prior to commencing any new investment practice, the Fund will notify shareholders by means of a prospectus supplement.

OHIO INVESTMENT RISKS

As described above, the Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1993 is 11,091,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other
states and in the nation as a   whole. Agriculture is an important segment of
the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.6% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF"), a cash and budgetary management fund. June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of the continuing uncertain nationwide economic situation, there was projected and timely addressed an FY 1992 imbalance in GRF resources and expenditures.
In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million;
the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals on any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had a November 21, 1995 balance of over $828 million).

The GRF appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, has been transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 2, 1995, $778 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.3 million outstanding); (b) $360 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of
which   may be issued in any calendar year ($685.4 million outstanding); and
(c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).

The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations
issued by the Ohio Public Facilities Commission and     the Ohio Building
Authority and certain obligations issued by the State Treasurer, $4.5 billion of which was outstanding or awaiting delivery at December 2, 1995.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The plaintiff coalition has filed an appeal of the court of appeals decision to the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

INVESTMENT LIMITATIONS

CONCENTRATION OF INVESTMENTS.   The Fund will not purchase securities (other
than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds.

NON-DIVERSIFICATION. The Fund is non-diversified, thus, there is no limit on the percentage of assets which can be invested in any single issuer except as indicated below. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund. Any economic, political, or regulatory developments affecting the value of the securities in the Fund will have a greater impact on the total value of the Fund than would be the case if the Fund were diversified among more issuers.

The Fund will attempt to minimize the risks associated with a non-diversified portfolio so as not to impair its ability to stabilize its net asset value at $1.00 per share by limiting, with respect to 75% of the Fund's total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of the Fund's total assets could be invested in a single issuer if the Adviser believes such a strategy to be prudent. Under Rule 2a-7 under the 1940 Act, the Fund is also subject to certain diversification requirements. In addition, the Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

INVESTING IN COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts.

INVESTING IN REAL ESTATE. The Fund will not purchase or sell real estate, although it may invest in Ohio Municipal Securities secured by real estate or interests in real estate.

ISSUING SENIOR SECURITIES.   The Fund will not issue senior securities, except
as permitted by its investment objective and policies, and except that the Fund
(i) may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed, and (ii) purchase securities on a when-issued or delayed delivery basis.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

LENDING CASH OR SECURITIES. The Fund will not lend any of its assets, except through the purchase of a position of publicly distributed debt instruments or repurchase agreements and through the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

UNDERWRITING. The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

INVESTING IN TAX-FREE SECURITIES. The Fund will not invest its assets so that less than 80% of its annual interest income is exempt from the federal income tax and Ohio taxes.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

PLEDGING ASSETS. The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the pledge.

In addition the Fund will not borrow, pledge, mortgage or hypothecate   any
assets in excess of one third of the Fund's total assets.

SELLING SHORT AND BUYING ON MARGIN. The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund will not invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

INVESTING IN NEW ISSUERS. The Fund will not invest more than 5% of the value of its total assets in securities of issuers (or in the alternative, guarantors, where applicable) which have records of less than three years of continuous operations, including the operation of any predecessor.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS OF THE FUND. The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

INVESTING IN MINERALS. The Fund will not purchase or sell oil, gas, or other mineral exploration or development programs, or related leases.

INVESTING IN ILLIQUID SECURITIES. The Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

DEALING IN PUTS AND CALLS. The Fund will not purchase or sell puts, calls, straddles, spreads, or any combination of them, except that the Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.

INVESTMENTS IN ANY ONE ISSUER. With respect to securities comprising 75% of its total assets, the Fund will not invest more than 10% of its total assets in the securities of any one issuer. In addition, the Fund intends to comply with Subchapter M of the Internal Revenue Code (see "Non-Diversification," above). If a security is guaranteed or secured by a letter of credit issued by a party other than the issuer of the security, that guarantee or letter of credit will be considered a separate security.

Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

Industrial development bonds backed only by the assets and revenues of a nongovernmental user are considered to be issued solely by that user. If in the case of an industrial development bond or governmental-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

INVESTING IN WARRANTS. The Fund will not invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition the Fund will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchanges.

QUALITY OF PORTFOLIO SECURITIES. The Fund will invest at least 95% of its total assets in securities rated in one of the two highest short-term rating categories by a NRSRO or be of comparable quality to securities having such ratings. The Fund will invest no more than 5% of its total assets in securities that would be considered to be in the second highest rating category ("Second Tier Securities"), and subject to this limitation the Fund will not invest more than the greater of 1% of its total assets or $1 million in Second Tier Securities of any one issuer.

INVESTMENT LIMITATIONS -- IN GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                            PORTFOLIO TRANSACTIONS

Pursuant to the investment advisory agreement and sub-investment advisory agreement for the Funds, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. For the two month fiscal period ended October 31, 1995 and the fiscal year ended August 31, 1995, the Fund paid no brokerage fees. Fund securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid
and asked prices.  The Fund may also purchase securities from   underwriters at
prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Fund does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but Key Advisers and the Sub-Adviser may seek to enhance the yield of the Fund by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Key Advisers and the Sub-Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with Key Advisers' or the Sub-Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policy of the Fund requires that investments mature in 90 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Fund.

Key Advisers' and the Sub-Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by Key Advisers and the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders.

The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A., Concord Holding Corporation, or Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those for the other funds or any other investment company or account managed by Key Advisers or the Sub-Adviser. Any such other investment company or account may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Fund, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers, the Sub-Adviser, or their parents, subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers, the Sub-Adviser and their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.


                          DETERMINING NET ASSET VALUE

The Fund attempts to stabilize the value of a share at $1.00. The net asset value is calculated by the Fund twice daily. See "Additional Purchase and Redemption Information."

USE OF THE AMORTIZED COST METHOD

The Trustees have decided that the best method for determining the value of Fund instruments is by use of the amortized cost method. Under this method, Fund instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Fund's use of the amortized cost method of valuing Fund instruments depends on its compliance with certain conditions contained in Rule 2a- 7 (the "Rule") under the 1940 Act. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share ("NAV"), as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

Under the Rule, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice of and (2) at specified intervals not exceeding one year on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

Although demand features and standby commitments are techniques and are defined as "puts" under the Rule, the Fund does not consider them to be "puts" as that term is used in the Fund's investment limitations. Demand features and standby commitments are features which enhance an instrument's liquidity, and the investment limitation which proscribes puts is designed to prohibit the purchase and sale of put and call options and is not designed to prohibit the Fund from using techniques which enhance the liquidity of Fund instruments.

MONITORING PROCEDURES

The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average Fund maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Fund will limit the percentage allocation of its investments so as to comply with the Rule, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires the Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by the Fund.

Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of
valuation, neither the amount of daily income nor the   net asset value is
affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

YIELD

The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

o        dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the
         base   period return; and

o        multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Fund, the yield will be reduced for those shareholders paying those fees. For the seven-day period ended October 31, 1995, the Fund's yield was 3.36%.

EFFECTIVE YIELD

The Fund's effective yield is computed by compounding the unannualized base period return by:

         o       adding 1 to the base period return;
         o       raising the sum to the 365/7th power; and
         o       subtracting 1 from the result.

For the seven-day period ended October 31, 1995, the Fund's effective yield was 3.42%.

TAXABLE-EQUIVALENT YIELD

The Fund's taxable-equivalent yield is calculated similarly to the yield, but reflects the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a tax rate of 39.6%, and assuming that income earned by the Fund is 100% tax-exempt on a regular federal, state, and local basis.

For the seven-day period ended October 31, 1995, the Fund's taxable-equivalent yield and taxable-equivalent effective yield was 5.56% and 5.66%, respectively.


                           PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

         o       portfolio quality;
         o       average portfolio maturity;
         o       type of instruments in which the portfolio is invested;
         o       changes in interest rates on money market instruments;
         o       changes in Fund expenses; and
         o       the relative amount of Fund cash flow.

From time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. The Fund may also refer to the performance of the Predecessor Fund or the A.T. Ohio Municipal Money Market Fund, its predecessor. These may include the following:

TOTAL RETURN CALCULATIONS

TOTAL RETURNS quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in each Fund's net asset value per share ("NAV") over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to- year performance of the Fund. When using total return and yield to compare the Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The Fund's average annual total returns for one-, five-, ten-year periods ended October 31, 1995 were 3.42%, 2.97% and 3.85%, respectively.

In addition to average annual total returns, the Fund may quote unaveraged or CUMULATIVE TOTAL RETURNS reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or
in a table,     graph, or similar illustration.  The Fund's cumulative total returns for the one-, five-, and ten-year periods ended October 31, 1995 were 3.42%, 15.77% and 45.91%, respectively.

LIPPER ANALYTICAL SERVICES, INC. AND OTHER STATISTICS AND PUBLICATIONS

The Fund's performance may be compared to the performance of other mutual funds
in general, or to the performance of particular types of mutual funds.   These
comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service located in Summit, New Jersey which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank the Fund based on yield. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Of course, when comparing Fund performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.

Comparisons of performance may also utilize other indices, such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, and other publications, such as IBC/Donoghue's Money Fund Reports, Ibbotson Associates of Chicago, MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Advertisements and sales literature may also include discussions of a prospective shareholder's financial concerns and a variety of investment goals, including, but not limited to, college funding, retirement planning and providing for long term health care costs. The discussions may also include statistics (regarding the cost of college tuition, health care, social security, retirement savings, etc.) from a variety of sources and address the need for early and regular investing in order to meet these investment goals.

Performance is a function of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Victory Portfolios will not be reflected in performance calculations.

Additional performance information for each fund of the Victory Portfolios is included in the Victory Portfolios' Annual Report, which is available free of charge by calling 800-539-3863.


           ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The holiday closing schedule indicated in the Prospectus for the NYSE and the Federal Reserve Bank of Cleveland is subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund's transfer agent will determine the Fund's NAV at Valuation Time. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the
NYSE and the Federal Reserve Wire System are open for business.   The
procedure for purchasing shares of the Fund is explained in the Prospectus under "How to Invest, Exchange and Redeem."

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

EXCHANGING SHARES

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund, Key Advisers and the Sub-Adviser reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the redemption request is received. Redemption procedures are explained in the Prospectus under "How to Invest, Exchange and Redeem."

REDEMPTION IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right under
certain circumstances to pay the redemption price in whole or   in part by a
distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable 1940 Act rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Fund has elected to be governed by Rule 18f-1 of the 1940 Act, under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.


                         DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares dividends from its net investment income daily and pays such dividends on or around the second business day of the succeeding month. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on Fund assets, if any, less all expenses and liabilities of that Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Fund in proportion to the Fund's share of the total net assets of the Fund.


                                    TAXES

The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax- exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the IRS Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income

(including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net
long-term capital loss or any   net foreign currency loss incurred after
October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and
accumulated earnings and profits.  Such distributions   generally will be
eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders. The Fund also intends to distribute to shareholders its net capital gain for each taxable year. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders are excluded by them from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to the alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences discussed below. Distributions by the Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only if and to the extent that it exceeds, the regular tax and is computed -- at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers -- on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing another
corporate preference item (i.e., 75% of the excess of   a corporate taxpayer's
adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to, federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is "related" to, within the meaning of Section 147(a) of the IRS Code) a "substantial user" of a facility financed by industrial development bonds (as defined in Treasury regulations section 1.103-11) held by the Fund will likely be subject to tax on dividends paid by the Fund that are derived from interest on such bonds. Accordingly, the Fund may not be an appropriate investment vehicle for such users. Receipt of exempt- interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from a sale of the shares, as discussed below.

Distributions by a Fund will be treated in the manner described above whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, or unrealized appreciation in the value of assets held by the Fund, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although it economically constitutes a return of capital.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.
Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

The Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will be able to do so. If the value varies, a shareholder will recognize gain or loss on a sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held longer than one year. However, any capital loss arising from a sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of IRS Code
Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of noncorporate taxpayers, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether or not the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business of a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on
gains realized on the sale of shares of the     Fund, capital gain dividends
and exempt-interest dividends.

If the income from the Fund is effectively connected with a U.S. trade or business of a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized on the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the IRS Code and Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences to them of federal, state and local tax rules with respect to an investment in the Victory Portfolios.


                            TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Massachusetts governing business trusts (effective on or about February 29, 1996, the Victory Portfolios will be converted to a Delaware business trust.) There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.

The Trustees of the Victory Portfolios, their ages, addresses and their principal occupations during the past five years are as follows:


                                         Position(s) Held
                                         with the Victory           Principal Occupation
  Name, Age and Address                  Portfolios                 During Past 5 Years
  ---------------------                  ----------------           ---------------------

  Leigh A. Wilson,* 51                   Trustee and                From 1989 to present, Chairman and
  Glenleigh International Ltd.           President                  Chief Executive Officer, Glenleigh
  53 Sylvan Road North                                              International Limited; from 1984-
  Westport, CT  06880                                               1989 Chief Executive Officer,
                                                                    Paribas North America and Paribas
                                                                    Corporation; Trustee, The Victory
                                                                    Funds and the Spears, Benzak,
                                                                    Salomon and Farrell ("SBSF")
                                                                    Funds.

  Robert G. Brown, 72                    Trustee                    Retired; from October 1983 to
  5460 N. Ocean Drive                                               November 1990, President,
  Singer Island                                                     Cleveland Advanced Manufacturing
  Riviera Beach, FL  33404                                          Program (non-profit corporation
                                                                    engaged in regional economic
                                                                    development).

  Edward P. Campbell, 46                 Trustee                    From March 1, 1994 to present,
  Nordson Corporation                                               Executive Vice President and Chief
  28601 Clemens Road                                                Operating Officer of Nordson
  Westlake, OH  44145                                               Corporation (manufacturer of
                                                                    application equipment); from May
                                                                    1988 to March 1994, Vice President
                                                                    of Nordson Corporation; from 1987
                                                                    to December 1994, member of the
                                                                    Supervisory Committee of Society's
                                                                    Collective Investment Retirement
                                                                    Fund; from May 1991 to August
                                                                    1994, Trustee, Financial Reserves
                                                                    Fund and from May 1993 to August
                                                                    1994, Trustee, Ohio Municipal
                                                                    Money Market Fund; Trustee, The
                                                                    Victory Funds and SBSF Funds.

  Dr. Harry Gazelle, 68                  Trustee                    Retired radiologist, Drs. Hill and
  17822 Lake Road                                                   Thomas Corp.; Trustee, The Victory
  Lakewood, OH 44107                                                Funds.

  Stanley I. Landgraf, 70                Trustee                    Retired; currently, Trustee,
  41 Traditional Lane                                               Rensselaer Polytechnic Institute;
  Albany, NY  12211                                                 Director, Elenel Corporation and
                                                                    Mechanical Technology, Inc.;
                                                                    Member, Board of Overseers, School
                                                                    of Management, Rensselaer
                                                                    Polytechnic Institute; Member, The
                                                                    Fifty Group (a Capital Region
                                                                    business organization); Trustee,
                                                                    The Victory Funds.

____________
 * Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.


                                         Position(s) Held
                                         with the Victory           Principal Occupation
  Name, Age and Address                  Portfolios                 During Past 5 Years
  ---------------------                  ----------------           ---------------------

  Dr. Thomas F. Morrissey, 62            Trustee                    1995 Visiting Scholar, Bond
  Weatherhead School of                                             University, Queensland, Australia;
     Management                                                     Professor, Weatherhead School of
  Case Western Reserve                                              Management, Case Western Reserve
    University                                                      University; from 1989 to 1995,
  10900 Euclid Avenue                                               Associate Dean of Weatherhead
  Cleveland, OH  44106-7235                                         School of Management and
                                                                    Professor, Case Western Reserve
                                                                    University; from 1987 to December
                                                                    1994, Member of the Supervisory
                                                                    Committee of Society's Collective
                                                                    Investment Retirement Fund; from
                                                                    May  1991 to August 1994, Trustee,
                                                                    Financial Reserves Fund and from
                                                                    May 1993 to August 1994, Trustee,
                                                                    Ohio Municipal Money Market Fund;
                                                                    Trustee, The Victory Funds.

  H. Patrick Swygert, 52                 Trustee                    President, Howard University;
  Howard University                                                 formerly President, State
  2400 6th Street, N.W.                                             University of New York at Albany;
  Suite 320                                                         formerly, Executive Vice
  Washington, DC  20059                                             President, Temple University;
                                                                    Trustee, The Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"* for the 12 month period ended October 31, 1995. For certain Trustees, these amounts include amounts paid by the Predecessor Fund, a portfolio of The Victory Funds which was reorganized as the Fund as of June 5, 1995.

                                                                                                         Total
                                 Pension or Retirement        Estimated Annual         Total          Compensation
                                  Benefits Accrued as             Benefits          Compensation      from Victory
                                  Portfolio Expenses            Upon Retirement       from Fund     "Fund Complex" *
                                 ---------------------        -----------------     -------------   ----------------
Robert G. Brown, Trustee                  -0-                       -0-              $2,962           $39,815.98
John D. Buckingham,                       -0-                       -0-               1,784            18,841.89
Trustee#. . . . . . . . .
Edward P. Campbell,                       -0-                       -0-               4,899            33,799.68
Trustee . . . . . . . . .
Harry Gazelle, Trustee  .                 -0-                       -0-               3,548            35,916.98
John W. Kemper, Trustee#                  -0-                       -0-               1,893            22,567.31
Stanley I. Landgraf,                      -0-                       -0-               3,183            34,615.98
Trustee . . . . . . . . .
Thomas F. Morrissey,                      -0-                       -0-               5,602            40,366.98
Trustee . . . . . . . . .
H. Patrick Swygert,                       -0-                       -0-               3,102            37,116.98
Trustee . . . . . . . . .
Leigh A. Wilson, Trustee                  -0-                       -0-               3,424            46,716.97
John R. Young, Trustee# .                 -0-                       -0-               1,661            21,963.81

#        Resigned
---------------------------
*        For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the
         Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective
         April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994.  There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."



OFFICERS

The officers of the Victory Portfolios, their addresses, ages and principal occupations during the past five years are as follows:


                                      Position(s) with the                 Principal Occupation
   Name, Age and Address              Victory Portfolios                   During Past 5 Years
   ---------------------              --------------------                 --------------------
 Leigh A. Wilson, 51                  President and Trustee                From 1989 to present,  Chairman and
 Glenleigh International Ltd.                                              Chief Executive Officer,  Glenleigh
 53 Sylvan Road North                                                      International Limited; from 1984 to
 Westport, CT  06880                                                       1989,   Chief   Executive  Officer,
                                                                           Paribas  North America  and Paribas
                                                                           Corporation; Trustee to The Victory
                                                                           Funds and SBSF Funds.


 William B. Blundin, 57               Vice President                       Senior Vice President of BISYS Fund
 BISYS Fund Services                                                       Services;    officer    of    other
 125 West 55th Street                                                      investment  companies  administered
 New York, New York 10019                                                  by  BISYS Fund  Services; President
                                                                           and  Chief   Executive  Officer  of
                                                                           Vista Broker-Dealer Services, Inc.,
                                                                           Emerald Asset  Management, Inc. and
                                                                           BNY  Hamilton  Distributors,  Inc.,
                                                                           registered broker/dealers.

 J. David Huber, 49                   Vice President                       Executive  Vice   President,  BISYS
 BISYS Fund Services                                                       Fund Services.
 3435 Stelzer Road
 Columbus, OH 43219-3035


 Scott A. Englehart, 33               Secretary                            From   October  1990   to  present,
 BISYS Fund Services                                                       employee  of  BISYS  Fund Services,
 3435 Stelzer Road                                                         Inc.; from  1985 to  October  1990,
 Columbus, OH 43219-3035                                                   Manager  of  Banking  Center, Fifth
                                                                           Third Bank.

 George O. Martinez, 36               Assistant Secretary                  From March 1995  to present, Senior
 BISYS Fund Services                                                       Vice  President   and  Director  of
 3435 Stelzer Road                                                         Legal   and   Compliance  Services,
 Columbus, OH 43219-3035                                                   BISYS  Fund   Services;  from  June
                                                                           1989-March 1995, Vice President and
                                                                           Associate General Counsel, Alliance
                                                                           Capital Management.

 Martin R. Dean, 32                   Treasurer                            From May 1994  to present, employee
 BISYS Fund Services                                                       of   BISYS   Fund   Services;  from
 3435 Stelzer Road                                                         January 1987 -  April 1994;  Senior
 Columbus, OH 43219-3035                                                   Manager, KPMG Peat Marwick.

 Adrian J. Waters, 33                 Assistant Treasurer                  From May 1993  to present, employee
 BISYS Fund Services                                                       of BISYS Fund  Services; from 1989-
  (Ireland) Limited                                                        May    1993,     Manager,     Price
 Floor 2, Block 2                                                          Waterhouse.
 Harcourt Center, Dublin 2, Ireland



The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of December 1, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                         ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

   .25 OF 1% OF AVERAGE DAILY NET ASSETS
           Victory Institutional Money Market Fund (1)

   .35 OF 1% OF AVERAGE DAILY NET ASSETS
           Victory Prime Obligations Fund (1)
           Victory U.S. Government Obligations Fund (1)
           Victory Tax-Free Money Market Fund (1)

   .50 OF 1% OF AVERAGE DAILY NET ASSETS
           Victory Ohio Municipal Money Market Fund (1)
           Victory Limited Term Income Fund (1)
           Victory Government Mortgage Fund (1)
           Victory Financial Reserves Fund (1)
           Victory Fund for Income (2)

   .55 OF 1% OF AVERAGE DAILY NET ASSETS
           Victory National Municipal Bond Fund (1)
           Victory Government Bond Fund (1)
           Victory New York Tax-Free Fund (1)

   .60 OF 1% OF AVERAGE DAILY NET ASSETS
           Victory Ohio Municipal  Bond Fund (1)
           Victory Stock Index Fund (1)

   .65 OF 1% OF AVERAGE DAILY NET ASSETS
           Victory Diversified Stock Fund (1)

   .75 OF 1% OF AVERAGE DAILY NET ASSETS
           Victory Intermediate Income Fund (1)
           Victory Investment Quality Bond Fund (1)
           Victory Ohio Regional Stock Fund (1)

   1% OF AVERAGE DAILY NET ASSETS
           Victory Balanced Fund (1)
           Victory Value Fund (1)
           Victory Growth Fund (1)
           Victory Special Value Fund (1)
           Victory Special Growth Fund(3)

   1.10% OF AVERAGE DAILY NET ASSETS
           Victory International Growth Fund (1)
--------------------------------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Special Growth Fund, for which it receives .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


The sub-investment advisory fees payable by Key Advisers to the Sub-Adviser are as follows:


For the Victory Balanced Fund, Diversified Stock Fund,      For the Victory International Growth Fund, Ohio
Growth Fund, Stock Index Fund and Value Fund:               Regional Stock Fund and Special Value
                                                            Fund:
                                      Rate of                                                Rate of
         Net Assets               Sub-Advisory Fee(1)               Net Assets           Sub-Advisory Fee(1)
         ----------               -------------------               ----------           ------------------
Up to $10,000,000                     0.65%                 Up to $10,000,000                  0.90%
Next $15,000,000                      0.50%                 Next $15,000,000                   0.70%
Next $25,000,000                      0.40%                 Next $25,000,000                   0.55%
Above $50,000,000                     0.35%                 Above $50,000,000                  0.45%

____________________
(1)     As a percentage of average daily net assets.  The Sub-Adviser has the right, but not the obligation, to voluntarily waive any portion of the sub-investment advisory fee from time to time.  Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.



For the Victory Intermediate Income Fund, Investment        For the Victory Prime Obligations Fund, Tax-Free
Quality Bond Fund, Limited Term Income Fund, Ohio           Money Market Fund, U.S. Government Obligations
Municipal Bond Fund, Government Bond Fund, Government       Fund, Financial Reserves Fund, Institutional Money
Mortgage Fund, National Municipal Bond Fund and New York    Market Fund and Ohio Municipal Money Market Fund:
Tax-Free Fund:


                                         Rate of                                                 Rate of
         Net Assets               Sub-Advisory Fee(1)               Net Assets           Sub-Advisory Fee(1)
         ----------               ------------------                ----------           ------------------
Up to $10,000,000                     0.40%                 Up to $10,000,000                  0.25%
Next $15,000,000                      0.30%                 Next $15,000,000                   0.20%
Next $25,000,000                      0.25%                 Next $25,000,000                   0.15%
Above $50,000,000                     0.20%                 Above $50,000,000                  0.125%


____________________
(1)      As a percentage of average daily net assets.  The Sub-Adviser has the right, but not the obligation, to voluntarily waive any portion of the sub-investment advisory fee from time to time.  Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.




THE FUND'S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS

Unless sooner terminated, the investment advisory agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information -- Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.

Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. For the two month period ended October 31, 1995 and the fiscal years ended August 31, 1995, 1994 and 1995, Society earned an investment advisory fee of $187,594, $1,692,574, $1,517,669 and $1,298,426, respectively, after $244,500, $320,022, $234,884 and $265,632, respectively, was voluntarily waived, and $903,705 was voluntarily reimbursed in the year ended August 31, 1995.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management

Holdings, Inc. With respect to the day-to-day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT

In 1971 the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act an investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (i) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

ADMINISTRATOR

Currently, Concord Holding Corporation ("CHC") serves as administrator (the
"Administrator") to the Fund.   The Administrator assists in supervising all
operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement. Prior to August 31, 1994, Federated Administrative Securities ("Federated") served as the Fund's administrator.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

For the two month period ended October 31, 1995, CHC earned an administration fee of $129,644 after $0 in voluntary fee waivers. For the period June 5, 1995 to August 31, 1995, CHC earned administration fees of $165,282 from the Fund after voluntary fees waived of $4,709. Prior to that, from August 31, 1994 to June 4, 1995, Primary Fund Service Corporation earned $433,288 from the Fund after voluntary fees waived of $500.

DISTRIBUTOR

Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the two-month period ended October 31, 1995 and the fiscal year ended August 31, 1995, the Distributor and its predecessor earned no underwriting fees.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement,the Sub-Adviser has entered into a Business Management Agreement with Key Advisers, pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and other administrative and compliance systems and support services.

For such services to the Fund, the Sub-Adviser pays fees to Key Advisers (or an affiliate) which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of the Fund as follows:


                                  Rate of Business
         Net Assets of the Fund   Management Fee(1)
         ----------------------   -----------------
         Up to $10,000,000            0.20%
         Next $15,000,000             0.15%
         Next $25,000,000             0.10%
         Above $50,000,000            0.075%
___________________
[FN]
(1)      As a percentage of average daily net assets.

DISTRIBUTION AND SERVICE PLAN

The Victory Portfolios, on behalf of the Fund, has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of its shares except pursuant to a plan adopted by the Fund under Rule 12b-1. The Board of Trustees has adopted the Plan to allow the Adviser, any sub-adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to the Adviser of management fees or to the Administrator of administrative fees should be deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan.

The Plan specifically recognizes that the Adviser, any sub-adviser or the Administrator, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that the Adviser, any sub-adviser and the Administrator may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios, on behalf of the Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents which may include affiliates of two Advisers (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares, which services include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to our distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments on behalf of customers;
(iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries;
(vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Victory Portfolios necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

EXPENSES

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next

$70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly asset charge of $2,917 per tax-free fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. For the period ended October 31, 1995, BISYS Fund Services Ohio, Inc. earned accounting fees of $13,370. For the period from June 5, 1995 through August 31, 1995, BISYS Fund Services Ohio, Inc. earned accounting fees of $30,071. In the fiscal year ended August 31, 1994, Primary Funds Service Corporation ("PFSC") and Federated Administrative Services earned accounting fees of $140,235 and $259,581, respectively.

CUSTODIAN

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

TRANSFER AGENT

Primary Funds Service Corporation serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (i) to issue and redeem shares of the Victory Portfolios; (ii) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (iii) to respond to correspondence or inquiries by shareholders and others relating to its duties; (iv) to maintain shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations.
For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund. For the period ended August 31, 1995 and the two month period ended October 31, 1995, PFSC earned transfer agency fees of $16,669 and $10,000, respectively.


AUDITORS

The financial highlights appearing in the Prospectus, other than unaudited information marked as such, has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the two month period ended October 31, 1995 and fiscal year ended August 31, 1995, has been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to the Victory Portfolios.


                             FINANCIAL STATEMENTS

The 1995 Annual Report to shareholders of The Victory Portfolios is incorporated by reference herein. This report includes the financial statements of the Fund for the two month period ended October 31, 1995 and the fiscal year ended August 31, 1995. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated by reference herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety in reliance upon such report of Coopers & Lybrand L.L.P. and on the authority of such firm as experts in auditing and accounting.


                            ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Victory Portfolios (sometimes referred to as the "Trust") is a Massachusetts business trust. The Victory Portfolios' Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of funds by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. The Declaration of Trust authorizes the Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Victory Portfolios presently have twenty-eight series of which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund For Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

As of December 4, 1995, the Fund believes that SNBOC & Company, Society National Bank - Private Banking, and Key Clearing Corp. are shareholders of record of 24.6%, 55.3% and 10.2%, respectively, of the outstanding shares of the Fund.

On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY UNDER MASSACHUSETTS LAW

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Victory Portfolios' Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Victory Portfolios, and that every written agreement, obligation, instrument, or undertaking made by the Victory Portfolios shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would be unable to meet their obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

SHAREHOLDER AND TRUSTEE LIABILITY UNDER DELAWARE LAW

On December 1, 1995 shareholders of The Victory Portfolios approved a plan to convert the Victory Portfolios to a Delaware business trust. The conversion is expected to occur on or about February 29, 1996. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" or a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Successor Company has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

                                   APPENDIX

Dollar-Weighted Average Maturity for the Fund is derived by dividing the value of each investment by the total value of all investments and multiplying the quotient by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some expectations to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by assuming a constant prepayment rate for the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

The descriptions that follow are examples of eligible ratings for the Fund. The Fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.


                       DESCRIPTION OF SECURITY RATINGS

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of Duff & Phelps ("D&P") for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:


         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper. Fitch uses the short-term ratings described above for commercial paper.